SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [   ]
Filed by a Party other than the Registrant  [ X ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             JNL Series Trust
______________________________________________________________________________
               (Name of Registrant as Specified In Its Charter)

                      Blazzard, Grodd & Hasenauer, P.C.
______________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

         _______________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

         _______________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         _______________________________________________________________

     4)  Proposed maximum aggregate value of transaction:

         _______________________________________________________________

     5)  Total fee paid:

         _______________________________________________________________


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         _______________________________________________________________

     2)  Form, Schedule or Registration Statement No.:

        _______________________________________________________________

     3)  Filing Party:

         _______________________________________________________________

     4)  Date Filed:

         _______________________________________________________________





                                JNL SERIES TRUST

             T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 20, 2000


NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of shareholders ("Shareholders") of the T. Rowe Price/JNL International Equity Investment Series of JNL Series Trust, a Massachusetts business trust ("Trust"), will be held at the offices of Jackson National Life Insurance Company, 5901 Executive Drive, Lansing, Michigan 48911 on April 20, 2000 at 10:30 a.m., local time, to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof:

1. To approve a change in sub-adviser for the T. Rowe Price/JNL International Equity Investment Series from Rowe Price-Fleming International, Inc. to Putnam Investment Management, Inc. ("Putnam") and a proposed Investment Sub-Advisory Agreement between Jackson National Financial Services, LLC ("Adviser") and Putnam with respect to this Series.

2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

Only Shareholders of record at the close of business on February 25, 2000, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

                             YOUR VOTE IS IMPORTANT.
              PLEASE RETURN YOUR VOTING INSTRUCTIONS CARD PROMPTLY.



                                     By Order of the Board of Trustees,


April 1, 2000
Lansing, Michigan                    THOMAS J. MEYER
                                     Secretary



                                JNL SERIES TRUST

             T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES

                             5901 EXECUTIVE DRIVE
                             LANSING, MICHIGAN 48911

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 20, 2000

The enclosed proxy is being solicited by and on behalf of the Board of Trustees (the "Trustees" or "Board") of JNL Series Trust, a Massachusetts business trust ("Trust"), which consists of separate Series. This proxy is for use at a Special Meeting ("Meeting") of shareholders ("Shareholders") of the T. Rowe Price/JNL International Equity Investment Series (the "International Equity Series" or "Series") to be held at the offices of Jackson National Life Insurance Company, 5901 Executive Drive, Lansing, Michigan 48911 ("Jackson National Life"), on April 20, 2000, at 10:30 a.m., local time, or at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice").

The Notice, this Proxy Statement, and the accompanying voting instructions card were first mailed to variable annuity contract owners on or about April 1, 2000.

The Trustees have fixed the close of business on February 25, 2000 as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") of the International Equity Series entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and to a proportionate fractional vote for each fractional Share.

As of the Record Date,  there were  13,022,633.284  Shares of the  International
Equity  Series  outstanding.   See  page  10  for  information   concerning  the
substantial Shareholders of the Shares of the International Equity Series.

The cost of preparing, printing and mailing the Notice, Proxy Statement, and accompanying voting instructions card, and all other costs in connection with the solicitation of proxies will be paid by the Adviser or an affiliate thereof. In addition to the mailing of these proxy materials, proxies may be solicited by letter, telephone or electronic means such as e-mail, or in person by an officer of the Trust, by officers or employees of the Adviser or officers, agents or employees of Jackson National Life.

THE TRUST'S ANNUAL REPORT TO SHAREHOLDERS, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS OF THE TRUST AS OF DECEMBER 31, 1999, MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 766-4683 OR WRITING TO THE JNL SERIES TRUST SERVICE CENTER, P.O. BOX 378002, DENVER, COLORADO 80237-8002.

VOTING

The Agreement and Declaration of Trust for the JNL Series Trust dated June 1, 1994 (the "Declaration of Trust") provides that thirty percent of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting and thirty percent of the aggregate number of Shares in any Series that are entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series at a Shareholders' meeting.

The Declaration of Trust further provides that Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving its invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. A proxy shall be revocable at any time prior to its exercise by a written notice addressed to and received by the Secretary of the Trust. Unless otherwise specified in the proxy, the proxy shall apply to all Shares of each Series of the Trust owned by the Shareholder.

With respect to Proposal 1, a vote of the "majority of the outstanding voting securities" of the Series is necessary to approve the Proposal, which shall mean the lesser of (i) 67% or more of the Shares of the Series entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding Shares of the Series are present in person or represented by proxy, or (ii) more than 50% of the outstanding Shares of the Series.

Shares of the Trust are sold to separate accounts of Jackson National Life to fund the benefits of variable annuity contracts ("Variable Contracts") issued by Jackson National Life and to Qualified Plans of Jackson National Life. Although Jackson National Life, through its separate accounts, legally owns all Shares relating to the Variable Contracts of the Series, Jackson National Life will vote all such Shares in accordance with the voting instructions timely given by the owners ("Contract owners") of the Variable Contracts with assets invested in the Series. Because Contract owners are indirectly invested in the Series through their Variable Contracts and have the right to instruct Jackson National Life how to vote shares of the Series on all matters requiring a vote of shareholders, Contract owners should consider themselves shareholders for the purposes of this Proxy Statement. Contract owners at the close of business on the Record Date will be entitled to notice of the Meeting and to instruct Jackson National Life how to vote at the Meeting or at any adjourned session.

Contract owners may use the voting instructions card as a ballot to give Jackson National Life the voting instructions for those shares attributable to their Variable Contracts as of the Record Date. When the Contract owner completes the voting instructions card and sends it to Jackson National Life, Jackson National Life votes the shares attributable to the Variable Contract of the Contract owner in accordance with the Contract owner's instructions. If the Contract owner merely signs and returns the form, Jackson National Life will vote those shares in favor of the proposal. If the Contract owner does not return the form, Jackson National Life will vote those shares in the same proportion as shares for which instructions were received from other Contract Owners. Jackson National Life has fixed the close of business on April 17, 2000 as the last day on which voting instructions will be accepted.

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the management of the Trust receives an insufficient number of votes to approve the proposal, the Meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment. The approval of the proposal depends upon whether a sufficient number of votes is cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the proposal.

Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Secretary of the Trust a superseding voting instruction card or written notice of revocation. Only the Contract owner executing the voting instructions card can revoke it. Jackson National Life will vote the shares of the Series in accordance with all properly executed and unrevoked voting instructions of Contract owners.

THE TRUSTEES RECOMMEND THAT YOU CAST YOUR VOTE:

FOR: THE APPROVAL OF A CHANGE IN SUB-ADVISER FOR THE SERIES AND THE PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JACKSON NATIONAL FINANCIAL SERVICES, LLC ("ADVISER") AND PUTNAM INVESTMENT MANAGEMENT, INC. ("PUTNAM").


PROPOSAL 1: APPROVAL OF A CHANGE IN SUB-ADVISER FOR THE T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES FROM ROWE PRICE-FLEMING INTERNATIONAL, INC. TO PUTNAM INVESTMENT MANAGEMENT, INC. AND A PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JACKSON NATIONAL FINANCIAL SERVICES, LLC AND PUTNAM WITH RESPECT TO THE SERIES

Introduction. The Adviser serves as investment adviser to the Trust pursuant to the Amended Investment Advisory and Management Agreement, ("Investment Advisory Agreement") dated August 17, 1995. The Adviser's address is 5901 Executive Drive, Lansing, Michigan 48911. The Adviser also serves as the Trust's Administrator. Under the Investment Advisory Agreement, the Adviser may delegate certain of its duties to a sub-adviser or sub-advisers. The Investment Advisory Agreement further provides that the Adviser is solely responsible for payment of any fees or other charges arising from such delegation. The Investment Advisory Agreement was approved by Jackson National Life, the Series' then sole shareholder, on April 24, 1997.


INFORMATION REGARDING PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT WITH PUTNAM

Currently, Rowe Price-Fleming International, Inc. serves as the sub-adviser to the International Equity Series. It is now proposed that Putnam replace Rowe Price-Fleming International, Inc. as the sub-adviser for the International Equity Series. Putnam, located at One Post Office Square, Boston, Massachusetts 02109, has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investment, Inc., which is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Putnam currently serves as sub-adviser to two other Series of the Trust pursuant to an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") between the Adviser and Putnam dated April 22, 1997. It is proposed that the Sub-Advisory Agreement be amended to add the International Equity Series to the Agreement. A copy of the Sub-Advisory Agreement, including the proposed amendment, is attached hereto as Exhibit A.

Under the terms of the Sub-Advisory Agreement, Putnam is responsible for making investment decisions and placing orders for the purchase and sale of the Series' investments directly with the issuers or with brokers or dealers selected by it at its discretion. Putnam also furnishes to the Board, which has overall responsibility for the business and affairs of the Series, periodic reports on the investment performance of the Series.

Putnam is obligated to manage the Series in accordance with applicable laws and regulations. The investment advisory services of Putnam to the Series are not exclusive under the terms of the Sub-Advisory Agreement. Putnam is free to, and does, render investment advisory services to others.

Consistent with the requirements of the Investment Company Act of 1940 ("1940 Act"), the Sub-Advisory Agreement provides that Putnam generally is not liable to the Series for any error of judgment or mistake of law, or otherwise, except by reason of willful misfeasance, bad faith or gross negligence in the performance of Putnam's duties or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

The Sub-Advisory Agreement may be terminated by the Series without penalty upon 60 days' notice by the Board or Adviser or by a vote of the holders of a majority of the Series' outstanding shares voting as a single class, or upon 60 days' notice by Putnam. As noted above, the Sub-Advisory Agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

UNDER THIS PROPOSAL, THE ADVISORY FEES PAID TO THE ADVISER BY THE SERIES WILL REMAIN THE SAME AS THEY ARE CURRENTLY. THUS, THE SUB-ADVISORY FEE INCREASE DESCRIBED BELOW HAS NO EFFECT ON TRUST EXPENSES.

The proposed amendment to the Sub-Advisory Agreement will increase the amount of fees which are currently paid by the Adviser to the Sub-Adviser of the International Equity Series as indicated in the table below.

         Current Sub-Advisory Fee             Proposed Sub-Advisory Fee
         ------------------------             -------------------------

Assets                        Fees          Assets                 Fees
------                        ----          ------                 ----

$0 to $20 million             .75%    First $150 million           .65%
$20 million to $50 million    .60%    Next $150 million            .55%
$50 million to $200 million   .50%    Over $300 million            .45%
Over $200 million             .50%*

*When average net assets exceed this amount, the sub-advisory fee asterisked is applicable to all amounts in this Series.

The aggregate amount of compensation paid by the Adviser to the current sub-adviser of the International Equity Series for its services for the year ended 1999 was $490,173. The amount that the Adviser would have paid had the proposed sub-advisory fee been in effect during such period is $533,225, representing a 9% fee increase to the sub-adviser.

The Trustees believe that the proposed compensation schedule is fair and reasonable for the services to be provided by Putnam to the Series. If approved, the proposed fee schedule will become effective on May 1, 2000.

A discussion concerning the Trustees' determination is contained under "Board of Trustees' Evaluation."

If the amendment to the Sub-Advisory Agreement is approved by Shareholders of the International Equity Series, it will take effect on May 1, 2000. It will remain in effect for two years from that date and, unless earlier terminated, will continue from year to year thereafter with respect to the Series, provided that each such continuance is approved annually with respect to the Series (i) by the Board or by the vote of a majority of the outstanding voting securities of the Series, and, in either case, (ii) by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" of any such party (other than as Trustees of the Trust) ("independent Trustees"). In the event that Shareholders of the International Equity Series do not approve the amendment to the Sub-Advisory Agreement, the Board of Trustees will take such action as it deems to be in the best interest of the Series and its shareholders.


If the Proposal is approved, the Series will also be renamed. The Series' new name will be the JNL/Putnam International Equity Series.

Information about Putnam, its principal executive officers and directors and fees charged to Putnam's other investment company clients is presented as Exhibit B.


With respect to portfolio security transactions, the Adviser and Putnam always attempt to achieve best execution and have complete freedom as to the markets in and the broker/dealers through which they seek this result. Subject to the requirement of seeking best execution, securities may be bought from or sold to broker/dealers who have furnished statistical, research, and other information or services to the Adviser or Putnam. In placing orders with such broker/dealers, the Adviser and Putnam will, where possible, take into account the comparative usefulness of such information. Such information is useful to the Adviser and Putnam even though its dollar value may be indeterminable and its receipt or availability generally does not reduce the Adviser's or Putnam's normal research activities or expenses.

The Adviser and Putnam are authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Series with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" may include (a) advice as to (i) the value of securities, (ii) the advisability of investing in, purchasing or selling securities, and (iii) the availability of securities or purchasers or sellers of securities and (b) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Higher commissions may be paid to firms that provide research services to the extent permitted by law. The Adviser and Putnam may use this research information in managing the Series' assets, as well as the assets of other clients.

Any portfolio transaction for the Series may be executed through brokers that are affiliated with the Trust, the Adviser and/or a sub-adviser, if, in the sub-adviser's judgment, the use of such affiliated brokers is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, the affiliated broker charges the Series a commission rate consistent with those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act.

For the fiscal year ended December 31, 1999, the Trust paid the following amounts in brokerage commissions to affiliated broker/dealers:

Name of Broker/Dealer
---------------------
Fred Alger & Co., Inc.                                        $629,057.11
Goldman Sachs                                                    1,142.73
Jardine Fleming                                                    551.77
Raymond James & Associates, Inc.                                 7,281.60
Robert Fleming                                                   2,426.04
Salomon Brothers Inc.                                              264.00

Each of the broker/dealers listed above is affiliated with the Trust through a sub-adviser.


The percentage of the Trust's aggregate brokerage commissions paid to affiliated broker/dealers during the year ended December 31,1999 is as follows:

Broker/Dealer                              Percentage of Aggregate Commissions
-------------                              -----------------------------------
Fred Alger & Co., Inc.                                  15.966%
Goldman Sachs                                            0.030%
Jardine Fleming                                          0.014%
Raymond James & Associates, Inc.                         0.185%
Robert Fleming                                           0.062%
Salomon Brothers Inc.                                    0.007%



BOARD OF TRUSTEES' EVALUATION

The Board, including the independent Trustees, has determined that the Sub-Advisory Agreement will enable the International Equity Series to continue to obtain services of high quality at costs deemed appropriate, reasonable and in the best interests of the International Equity Series and its Shareholders.

The Board, at its February 10, 2000 meeting, was presented with materials containing fee schedules of other comparable mutual funds. In addition, the Trustees received materials containing an investment performance history of Putnam in managing funds with investment objectives similar to that of the International Equity Series.

In evaluating the Sub-Advisory Agreement, the Board took into account, among other things, the following factors: (i) the qualifications of Putnam to provide sub-advisory services, including the credentials and investment experience of their respective officers; (ii) the high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of Putnam; and (iii) the fairness of the compensation payable to Putnam.

Based upon its review, the Board determined that the Sub-Advisory Agreement is in the best interests of the International Equity Series and its Shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board, including the independent Trustees, unanimously approved the Sub-Advisory Agreement and voted to recommend its approval to the Series' Shareholders.

THE BOARD OF TRUST, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE SUB-ADVISORY AGREEMENT AS PROVIDED UNDER PROPOSAL 1. UNMARKED PROXIES WILL BE SO VOTED.


PROPOSAL 2:  OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

SUBSTANTIAL SHAREHOLDERS. As of the Record Date, all of the Shares of the Trust were owned by Jackson National Life and its separate accounts and Qualified Plans. As of the Record Date, the Officers and Trustees of the Trust together owned Variable Contracts which represent less than 1% of the outstanding shares of the Trust.


     REQUIRED VOTE. Approval of Proposal 1 requires the vote of a "majority of the outstanding voting securities" of the Series, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities of the Series present at the Meeting, if the holders of more than 50% of the outstanding shares of the Series are present or represented by proxy, or the vote of more than 50% of the outstanding voting Series, whichever is less.

     SHAREHOLDER PROPOSALS. The Trust does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

PROMPT  EXECUTION  AND  RETURN  OF THE  ENCLOSED  VOTING  INSTRUCTIONS  CARD  IS
REQUESTED.  A  SELF-ADDRESSED,   POSTAGE-PAID  ENVELOPE  IS  ENCLOSED  FOR  YOUR
CONVENIENCE.


                                     By Order of the Board of Trustees


                                     Thomas J. Meyer, Secretary


April 1, 2000
Lansing, Michigan




                                   EXHIBIT A

                        INVESTMENT SUB-ADVISORY AGREEMENT


                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                    JACKSON NATIONAL FINANCIAL SERVICES, LLC
                                       AND
                       PUTNAM INVESTMENT MANAGEMENT, INC.

         This AMENDMENT is made by and between JACKSON NATIONAL FINANCIAL SERVICES, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and PUTNAM INVESTMENT MANAGEMENT, INC. a Massachusetts corporation and registered investment adviser ("Sub-Adviser").

         WHEREAS,  the  Adviser  and  Sub-Adviser  entered  into  an  Investment
Sub-Advisory Agreement dated as of August 17, 1995 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the investment portfolios of the JNL Series Trust; and

         WHEREAS,  pursuant  to the  Agreement,  the  Adviser  agreed to pay the
Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses; and

         WHEREAS, the Adviser desires to appoint Sub-Adviser to provide, and Sub-Adviser has agreed to provide, additional sub-investment advisory services to two new investment portfolios of the JNL Series Trust, effective upon execution or, if later, the date that initial capital for such investment portfolio is first provided.

         NOW  THEREFORE,   in  consideration  of  the  mutual  covenants  herein
contained, the parties hereby agree to amend the Agreement as follows:

1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated May 1, 2000, attached hereto.

2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated May 1, 2000, attached hereto.







         IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 29th day of February, 2000.

JACKSON NATIONAL FINANCIAL                   PUTNAM INVESTMENT
SERVICES, LLC                                MANAGEMENT, INC.



By:  /S/ ANDREW B. HOPPING                   By: /S/ JOHN VERANI
   ---------------------------                  ----------------------------

Name:    Andrew B. Hopping                   Name: John Verani
       --------------------                       -------------------------

Title:            President                  Title: Senior Vice President
        -----------------------                    -------------------------






                                   SCHEDULE A
                                DATED MAY 1, 2000
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                    JACKSON NATIONAL FINANCIAL SERVICES, LLC
                                       AND
                       PUTNAM INVESTMENT MANAGEMENT, INC.

                                     (Fund)

                            JNL/Putnam Growth Series
                         JNL/Putnam Value Equity Series
                     JNL/Putnam International Equity Series
                        JNL/Putnam Mid-Cap Growth Series








                                   SCHEDULE B
                                DATED MAY 1, 2000
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                    JACKSON NATIONAL FINANCIAL SERVICES, LLC
                                       AND
                       PUTNAM INVESTMENT MANAGEMENT, INC.

                                 (Compensation)

                            JNL/Putnam Growth Series
                         JNL/Putnam Value Equity Series

                      Average Daily Net Assets              Annual Rate

                      First $150 million                    0.50%
                      Next $150 million                     0.45%
                      Over $300 million                     0.35%


                     JNL/Putnam International Equity Series

                      Average Daily Net Assets              Annual Rate

                         First $150 million                 0.65%
                         Next $150 million                  0.55%
                         Over $300 million                  0.45%


                        JNL/Putnam Mid-Cap Growth Series

                      Average Daily Net Assets              Annual Rate

                        $0 to $250 million                  0.50%
                        Over $250 million                   0.45%






                             SUB-ADVISORY AGREEMENT

                                JNL SERIES TRUST

                                                                  APRIL 22, 1997


     Jackson National Financial Services, Inc. (the "Adviser") confirms its agreement with Putnam Investment Management, Inc. (the "Sub-Adviser") with respect to the JNL/Putnam Growth Series and JNL/Putnam Value Equity Series (each a "Portfolio") of the JNL Series Trust (the "Fund") as follows:

         1.       INVESTMENT DESCRIPTION; APPOINTMENT

         The Fund employs the Adviser as the manager of the Portfolios pursuant to an Amended Investment Advisory and Management Agreement dated August 17, 1995, as amended (the "Management Agreement"), and the Fund and the Adviser desire to employ and hereby appoint the Sub-Adviser to act as the sub-investment adviser to the Portfolios. The investment objective(s), policies and limitations governing each Portfolio are specified in the prospectus (the "Prospectus") and the statement of additional information (the "Statement") of the Fund filed with the Securities and Exchange Commission as part of the Fund's Registration Statement on Form N-1A, as amended or supplemented from time to time, and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Fund (the "Board"). Copies of the Prospectus and the Statement have been or will be submitted to the Sub-Adviser. The Adviser agrees promptly to provide copies of all amendments and supplements to the current Prospectus and the Statement to the Sub-Adviser on an on-going basis. Until the Adviser delivers any such amendment or supplement to the Sub-Adviser, the Sub-Adviser shall be fully protected in relying on the Prospectus and Statement of
Additional   Information  as  previously  furnished  to  the  Sub-Adviser.   The
Sub-Adviser accepts the appointment and agrees to furnish the services for the compensation, as set forth below.

         2.       SERVICES AS SUB-ADVISER

     (a) Subject to the supervision, direction and approval of the Board and the Adviser, the Sub-Adviser shall conduct a continual program of investment, evaluation and, if appropriate in the view of the Sub-Adviser, sale and reinvestment of each Portfolio's assets. The Sub-Adviser is authorized, in its sole discretion and without prior consultation with the Adviser, to: (i) manage each Portfolio's assets in accordance with the Portfolio's investment objective(s) and policies as stated in the Prospectus and the Statement; (ii) make investment decisions for each Portfolio; (iii) place purchase and sale orders for portfolio transactions on behalf of each Portfolio; and (iv) employ professional portfolio managers and securities analysts who provide research services to each Portfolio. The Sub-Adviser shall not be responsible for the administrative affairs of the Fund, including, but not limited to, accounting for and pricing of the Portfolios. The Sub-Adviser will use its best efforts to manage each Portfolio so that it complies with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended, as applicable to the Fund. The Adviser acknowledges and agrees that the Sub-Adviser's compliance with its obligations in the immediately preceding sentence will be based on information supplied by the Adviser including, but not limited to, portfolio lot level realized and unrealized gain/loss allocation information. The Adviser agrees to supply all such information on a timely basis.

         In addition, the Sub-Adviser shall furnish the Adviser daily information concerning portfolio transactions and monthly, quarterly and annual reports concerning transactions and performance of each Portfolio in such form as may be mutually agreed upon, and the Sub-Adviser agrees to review each Portfolio and discuss the management of it from time to time with the Adviser and the Board.

         (b) Unless the Adviser gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Portfolio shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of a Portfolio may be invested.

         (c) The Sub-Adviser shall maintain and preserve such records related to each Portfolio's transactions as are required of a Sub-Adviser under the Investment Advisers Act of 1940, as amended. The Sub-Adviser shall timely furnish to the Adviser all information relating to the Sub-Adviser's services hereunder reasonably requested by the Adviser to keep and preserve the books and records of each Portfolio. The Sub-Adviser will promptly supply to the Adviser copies of any of such records upon request.

         3.       BROKERAGE

     In selecting brokers or dealers to execute transactions on behalf of a Portfolio, the Sub-Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser will consider factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to a Portfolio and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. Nothing in this paragraph shall be deemed to prohibit the Sub-Adviser from paying an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker, or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the relevant Portfolio and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion.

         4.       COMPENSATION

         In consideration of the services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser an annual fee calculated at the rates set forth in Exhibit A hereto of each Portfolio's average daily net assets; the fee is calculated daily and paid monthly. The fee for the period from the Effective Date (defined below) of the Agreement for a Portfolio to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement with respect to a Portfolio before the end of a month, the fee for such part of that month for that Portfolio shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Adviser, the value of a Portfolio's net assets shall be computed at the times and in the manner specified in the Prospectus and/or the Statement.

         5.       EXPENSES

         The Sub-Adviser shall bear all expenses (excluding brokerage costs, custodian fees, auditors fees or other expenses to be borne by the Portfolios) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees (other than sub-advisory fees paid pursuant to this Agreement) and administration fees, fees for necessary professional and brokerage services, costs relating to local administration of securities, fees for any pricing service, the costs of regulatory compliance, and costs associated with maintaining the Fund's legal existence and shareholder relations. The Sub-Adviser shall only bear the expenses it has expressly agreed to assume under this Agreement.

         6.       STANDARD OF CARE AND INDEMNIFICATION

         In the performance of its duties, the Sub-Adviser will comply with the stated investment objectives, policies and restrictions of the Portfolios as set forth in the Prospectus and Statement and will conform in all material respects in accordance with any applicable regulations of any governmental authority pertaining to its activities hereunder.

     The Sub-Adviser shall exercise its best judgment and shall act in good faith in rendering the services listed in paragraphs 2 and 3 above. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Adviser in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser, the Fund or to the shareholders of the Portfolio to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement ("Disabling Conduct"). Except for Disabling Conduct, the Adviser shall indemnify and hold the Sub-Adviser (and its officers, directors, employees, controlling persons, shareholders and affiliates) harmless from any liability arising from the Sub-Adviser's conduct under this Agreement.

         Notwithstanding the foregoing, the Sub-Adviser shall indemnify and hold harmless the Adviser against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser to the Fund which (1) result from the Disabling Conduct by the Sub-Adviser, any of its employees or representatives, or any affiliate of the Sub-Adviser, (2) result from a failure to comply with Section 2 of this Agreement, or (3) result from any untrue statement of a material fact contained in the Prospectus or Statement covering the shares of the Fund or a Portfolio, or any amendment or supplement thereto, or the omission to state therein a material fact known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Fund, or any affiliated person of the Adviser or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser for use in the Prospectus or Statement; provided, however, that in no case shall the indemnity in favor of an Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

         Sub-Adviser will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except (1) after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld, (2) where required by law or required by a regulatory authority, or (3) for use in a performance composite where the Fund is not named.

         7.       TERM OF AGREEMENT

         This Agreement shall become effective on May 1, 1997 (the "Effective Date") and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually as required by the Investment Company Act of 1940 (the "1940 Act"). This Agreement is terminable, with respect to a Portfolio without penalty, on 60 days' written notice, by the Adviser, the Board or by vote of holders of a majority (as defined in the 1940 Act and the rules hereunder) of the outstanding voting securities of such Portfolio, or upon 60 days' written notice, by the Sub-Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).


         8.       SERVICES TO OTHER COMPANIES OR ACCOUNTS

     The Adviser understands that the Sub-Adviser now acts, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as investment manager or adviser to other investment companies, including any offshore entitled, or accounts, and the Adviser has no objection to the Sub-Adviser's so acting, provided that whenever a Portfolio and one or more other investment companies or accounts managed or advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Adviser recognizes that in some cases this procedure may adversely affect the size of the position obtainable for a Portfolio. In addition, the Adviser understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

         9.       REPRESENTATIONS

         Each of the parties hereto represents that the Agreement has been duly authorized, executed and delivered by all required corporate action and that this Agreement does not violate any existing agreements or relationships between such party and any other party.

         The Adviser represents that the post-effective amendment to the Registration Statement for the Fund filed with the Securities and Exchange Commission contains, as of the date hereof, no untrue material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading; provided that the Adviser makes no representation as to the accuracy or completeness of information or descriptions provided by sub-advisers.

         The Sub-Adviser represents that it has reviewed the post-effective amendment to the Registration Statement for the Fund filed with the Securities and Exchange Commission that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Sub-Adviser is required to be registered.

         10.      USE OF NAME

     (a) The Adviser may use (and shall cause any of its affiliates including the Fund to use) the name "Putnam Investment Management, Inc.", "Putnam Investment Management", "Putnam Management" or "Putnam" only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect. At such times as this agreement shall no longer be in effect, the Adviser shall cease (and shall cause its affiliates to cease using) to use such a name or any other name indicating that it is advised by or otherwise connected with the Sub-Adviser and shall promptly change its name accordingly. The Adviser acknowledges that the Fund has included the term "Putnam" in the names of the Portfolios through permission of the Sub-Adviser, and agrees that the Sub-Adviser reserves to itself and any successor to its business the right to grant the non-exclusive right to use the aforementioned names or any similar names to any other corporation or entity, including but not limited to any investment company of which the Sub-Adviser or any subsidiary or affiliate thereof or any successor to the business of any thereof shall be the investment adviser.

         (b) The Adviser will not, and will cause its affiliates to not, refer to the Sub-Adviser or any affiliate in any prospectus, proxy statement or sales literature except with the written permission of the Sub-Adviser.

         (c) The Adviser will permit the Portfolio to be used as a funding vehicle only for Policies issued by Jackson National Life Insurance Company or any of its affiliates.

         (d) The Adviser will not (and will cause its affiliates to not) engage in marketing programs (written or otherwise) directed toward the Putnam Capital Managers contract ("PCM") which explicitly solicit transfers from PCM to the Adviser's products or those of its affiliates. The Adviser will not (and will cause its affiliates to not) create or use marketing materials which provide direct comparisons between PCM and the Adviser's products or those of any of its affiliates. The Adviser will not (and will cause its affiliates to not) reimburse voluntarily, or enter into any contract or policy after the date hereof providing for the reimbursement of any deferred sales charges to encourage the transfer of assets from PCM to the Adviser's products or those of any affiliate. For the purposes of this Section 10(d), the term affiliate shall not include independent agents who are not employees of the Adviser or its corporate affiliates.

         11.  MISCELLANEOUS

The name "JNL Series Trust" and "Trustees of JNL Series Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the "JNL Series Trust" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives of Trust personally, but bind only the assets of Trust, and persons dealing with the Fund must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

In the event the Fund designates one or more series other than the Portfolio with respect to which the Fund and the Adviser wish to retain the Sub-Adviser to render investment advisory services hereunder, they shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Trust and the Adviser in writing, whereupon such series shall become a Portfolio hereunder, and be subject to this Agreement.

         If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.

                                Very truly yours,

                                JACKSON NATIONAL FINANCIAL SERVICES, INC.


                                By: /S/ JOHN A. KNUTSON
                                    -------------------------------------


Accepted:


PUTNAM INVESTMENT MANAGEMENT, INC.


By: /S/ GORDON SILVER
    ----------------------------




                                    EXHIBIT A

                                SUB-ADVISORY FEES


Portfolio                                                     Annual Rate

JNL/Putnam Growth Series                             1st $150m         0.50%
                                                     next $150m        0.45%
                                                     over $300m        0.35%


JNL/Putnam Value Equity Series                       1st  $150m        0.50%
                                                     next $150m        0.45%
                                                     over $300m        0.35%






                                    EXHIBIT B

                            INFORMATION ABOUT PUTNAM


Putnam is registered as an investment adviser under the Investment Advisers Act of 1940. The directors of Putnam are George Putnam, Lawrence J. Lasser, and Gordon H. Silver. Mr. Lasser is the principal executive officer of Putnam. The principal occupations of Messrs. Putnam, Lasser, and Silver are as officers and directors of Putnam and certain of its corporate affiliates.

The address of Putnam and the business address of the directors and officers of Putnam is One Post Office Square, Boston, Massachusetts 02109.


                                         OTHER INVESTMENT COMPANY CLIENTS

                                                Standard Fee Rates and Market
                                                Values (as of 12/31/99)
                                                Putnam Mutual Funds

Name and Market Value               Objective                                   Advisory Fees
------------------------------ ----------------------------------------------- -------------------------------------
Putnam International Growth    Invest mostly in common stocks of companies     Mgmt*:     0.80%   1st  $500m
Fund                           outside the United States.  We first select                0.70%   next $500m
$9,103,887,234                 the countries and industries we believe are                0.65%   next $500m
                               attractive.  We then seek stocks offering                  0.60%   next $5b
                               opportunity for gain.  These may include both              0.575%  next $5b
                               growth and value stocks.                                   0.555%  next $5b
                                                                                          0.54%   next $5b
                                                                                          0.53%   over $21.5b

------------------------------ ----------------------------------------------- -------------------------------------
Putnam VT International        Invest mostly in common stocks of companies     Mgmt*:     0.80%   1st  $500m
Growth Fund                    outside the United States.  We first select                0.70%   next $500m
$664,254,382                   the countries and industries we believe are                0.65%   next $500m
                               attractive.  We then seek stocks offering                  0.60%   next $5b
                               opportunity for gain.  These may include both              0.575%  next $5b
                               growth and value stocks.                                   0.555%  next $5b
                                                                                          0.54%   next $5b
                                                                                          0.53%   over $21.5b
------------------------------ ----------------------------------------------- -------------------------------------

* Based on Average Net Assets

                            Non-Putnam Mutual Funds for which Putnam is Sub-Advisor **

Name and Market Value
                                                                                Objective
                                                                                Advisory Fees
------------------------------ ----------------------------------------------- -------------------------------------
EQ/Putnam International        Capital appreciation.  The portfolio is         Mgmt*:     0.65%   1st  $150m
Equity Portfolio               designed for investors seeking capital                     0.55%   next $150m
$297,394,721                   appreciation through a diversified portfolio               0.45%   over $300m
                               of equity securities of companies organized
                               under the laws of a country other than the
                               United States.
------------------------------ ----------------------------------------------- -------------------------------------
Nations International Equity   Long-term capital growth by investing           Mgmt*:     0.65%   1st  $60m
Fund                           primarily in equity securities of non-United               0.55%   next $130m
$321,143,295                   States companies in Europe, Australia, the                 0.45%   next $200m
                               Far East, and other regions, including                     0.40%   over $390m
                               developing countries.
------------------------------ ----------------------------------------------- -------------------------------------
MetLife Series Fund Inc. -     Invests mostly in common stocks of companies    Mgmt*:     0.65%   1st  $150m
Putnam International Stock     outside the United States.  The portfolio                  0.55%   next $150m
Portfolio                      manager selects countries and industries it                0.45%   over $300m
***$297,448,953                believes are attractive.  The portfolio
                               manager then seeks stocks offering
                               opportunity for gain.  These may include both
                               growth and value stocks.
------------------------------ ----------------------------------------------- -------------------------------------

*Based on Average Net Assets
** Putnam does not believe the fee rates charged to its sub-advisory clients are comparable to the fees charged to its retail mutual funds as Putnam provides additional administrative services to its retail mutual funds that are not provided to its sub-advisory clients.
***Market Value as of January 31, 2000 (Putnam takeover of fund)






                                      PROXY
              T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES
                                       OF
                                JNL SERIES TRUST
                         SPECIAL MEETING OF SHAREHOLDERS

                                 APRIL 20, 2000


KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the T. Rowe Price/JNL International Equity Investment Series of JNL Series Trust ("Trust"), hereby appoints ______________, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held at the offices of Jackson National Life Insurance Company, 5901 Executive Drive, Lansing, Michigan 48911 on April 20, 2000, at 10:30 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To approve a change in sub-adviser for the T. Rowe Price/JNL International Equity Investment Series from Rowe Price-Fleming International, Inc. to Putnam Investment Management, Inc. ("Putnam") and a proposed Investment Sub-Advisory Agreement between Jackson National Financial Services, LLC ("Adviser") and Putnam with respect to this Series.


      FOR (            )  AGAINST (            )  ABSTAIN (           )



     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.


                           Dated:  ____________________, 2000


                           Jackson National Life Insurance Company

                           ___________________________________________________
                           Name of Insurance Company



                           ___________________________________________________
                           Name and Title of Authorized Officer



                           ___________________________________________________
                           Signature of Authorized Officer


T. ROWE PRICE/JNL INTERNATIONAL
EQUITY INVESTMENT SERIES

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Series:

______ SEPARATE ACCOUNT

__________________________________
_________________________________

__________________________________


TOTAL SHARES OF THIS SERIES
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:





T. Rowe Price/JNL International Equity Investment Series ("Series")


             INSTRUCTIONS TO JACKSON NATIONAL LIFE INSURANCE COMPANY
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
             T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES OF
                  JNL SERIES TRUST TO BE HELD ON APRIL 20, 2000
                       INSTRUCTIONS SOLICITED ON BEHALF OF
                     JACKSON NATIONAL LIFE INSURANCE COMPANY

The undersigned hereby instructs Jackson National Life Insurance Company (the "Company") to vote all shares of the above-referenced Series of JNL Series Trust (the "Trust") represented by units held by the undersigned at a special meeting of shareholders of the Trust to be held at 10:30 a.m., local time, on April 20, 2000, at the offices of Jackson National Life Insurance Company, 5901 Executive Drive, Lansing, Michigan 48911 and at any adjournment thereof, as indicated on the reverse side.












NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name and title. Joint owners should each sign this proxy. Please sign, date and return.




                              Dated:______________________________________, 2000



                              __________________________________________________
                                                  Signature(s)



INSTRUCTIONS SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY

JACKSON NATIONAL LIFE INSURANCE COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED BELOW OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION CARD IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE THE SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

Please vote by filling in the box below.












                                                              FOR       AGAINST        ABSTAIN
                                                              ----      -------        --------







1.   To approve a change in sub-adviser for the
     T. Rowe Price/JNL International Equity Investment
     Series from Rowe Price-Fleming International, Inc.
     to Putnam Investment Management, Inc. ("Putnam") and a proposed Investment Sub-Advisory Agreement between Jackson National Financial Services, LLC
     ("Adviser") and Putnam with respect to this Series.




                    IMPORTANT: Please sign on the reverse side.